NYSE BBX MAY 2006 May 3, 2006 Prepared:

(NYSE:BBX) Assets1 $6.4 Billion Equity Capital1 $522 Million Market Capitalization1 $910 Million Book Value per Share1 $8.49 Price to Book2 1.76x Price to Earnings2 21.01x Price to Operating Earnings3 16.58x 1At 3/31/06 2Trailing 12 months, based on $14.92 per share closing price on 4/28/06 3GAAP Income from Continuing Operations adjusted as shown on slide #37 BANKATLANTIC BANCORP

OVERVIEW Founded in 1952 "Florida's Most Convenient Bank" 80 stores Rapidly growing consumer bank with strong demographics Seasoned commercial real estate lending BANKATLANTIC

NETWORK BANKATLANTIC STORES (80) LOAN PRODUCTION OFFICES (6)

FLORIDA DEPOSIT RANKING* Institution Branches Deposits ($ in Billions) *Other institution's branch & deposit data as of 9/30/05; BankAtlantic's as of 3/31/06 Source: Florida Bankers Assoc. 1. Bank of America 746 $71.8 2. Wachovia 819 63.3 3. SunTrust 481 34.6 4. Washington Mutual 221 12.1 5. AmSouth 219 9.9 6. World Savings 51 8.7 7. Regions 148 8.5 8. Colonial 167 8.3 . . . . . . . . . . . . 15. BankAtlantic 80 $4.0 BANKATLANTIC

BankAtlantic Deposits (In millions) BankAtlantic Market Share As of 9/30/05 Source: Florida Bankers Assoc. MARKET SHARE Broward (Fort Lauderdale) $1,719 5.1% 6 Palm Beach / Treasure Coast 1,234 2.9% 8 Miami-Dade 549 0.8% 21 Tampa Bay 193 0.6% 21 BankAtlantic Footprint 3,694 3.5% 10 BANKATLANTIC BankAtlantic Rank

Number of Counters in Service: 79 1Q '04 2Q '04 3Q '04 4Q '04 1Q '05 2Q '05 3Q '05 4Q '05 1Q '06 East 49638 60547 60071 68121 71113 86718 97025 90630 104280 SELF SERVICE COIN COUNTER Number of Transactions

DEPOSIT MIX Savings4% DDA12% NOW9% MMKT24% CDs51% East 103055 278707 198295 559390 1182074 BANKATLANTIC Savings9% DDA28% NOW20% MMKT21% CDs22% East 346256 1100380 773217 805925 858497 Low Cost Deposits = 25% Low Cost Deposits = 57% Average Balances 1Includes Public & Brokered CDs *Average balances for the 3 months ended 3/31/06

2001 2002 2003 2004 2005 2006 Estimate NEW LOW COST DEP 43000 99000 145000 166000 222000 275000 NEW LOW COST ACCOUNTS (CHECKING AND SAVINGS)* *DDA, NOW, Savings Compound Growth 44.9%

DEPOSIT GROWTH DDA NOW SAVINGS MMA CDs 1Q'05 960.063 676.945 296.485 913.434 796.928 1Q'06 1152.361 790.225 351.839 806.871 859.47 LOW COST DEPOSITS* 1Q'05 1933.493 1Q'06 2294.425 Period-end Balances 20% 17% 19% 8% 0.23% 0.00% 0.50% 0.38% 3.62% -12% 1.95% 1Q'06 Deposit Cost % Growth Over Year Ago Quarter 19% *DDA, NOW, Savings YEAR-OVER-YEAR CHANGE

1 DDA, NOW, Savings 2 Includes Stores open for 2 years or more MAR'03 JUN'03 SEP'03 DEC'03 MAR'04 JUN'04 SEP'04 DEC'04 MAR'05 JUN'05 SEP'05 DEC'05 MAR'06 LCD GROWTH 0.312 0.331 0.362 0.335 0.363 0.369 0.272 0.297 0.272 0.235 0.232 0.169 0.166 LOW COST DEPOSIT GROWTH1 "SAME STORE,"2 YEAR-OVER-YEAR CHANGE Period-end Balances

GROWTH IN CHECKABLE DEPOSITS* 1/1/2005 2/1/2005 3/1/2005 4/1/2005 5/1/2005 6/1/2005 7/1/2005 8/1/2005 9/1/2005 10/1/2005 11/1/2005 12/1/2005 1/1/2006 2/1/2006 3/1/2006 BankAtlantic Checkable Deposits 0.3146 0.3129 0.2942 0.269 0.2309 0.233 0.2154 0.2116 0.195 0.1635 0.1637 0.1688 0.1658 0.1624 0.1492 National Checkable Deposits 0.0404 0.0221 0.0141 -0.0107 0.0063 -0.0012 -0.011 -0.0151 -0.0322 -0.0257 -0.0368 -0.0416 -0.0234 -0.0382 -0.0316 BankAtlantic vs. National *DDA & NOW Average Account Balances National Deposit Source: St. Louis Federal Reserve

LOW COST DEPOSITS* 2Q'02 3Q'02 4Q'02 1Q'03 2Q'03 3Q'03 4Q'03 1Q'04 2Q'04 3Q'04 4Q'04 1Q'05 2Q'05 3Q'05 4Q'05 1Q'06 Low Cost Deposit % 0.301 0.317 0.351 0.396 0.411 0.429 0.454 0.493 0.5 0.501 0.526 0.531 0.543 0.54 0.557 0.579 *DDA, NOW, Savings % OF TOTAL DEPOSITS Period-end Balances

DEMAND DEPOSITS 2Q'02 3Q'02 4Q'02 1Q'03 2Q'03 3Q'03 4Q'03 1Q'04 2Q'04 3Q'04 4Q'04 1Q'05 2Q'05 3Q'05 4Q'05 1Q'06 Low Cost Deposit % 0.138 0.144 0.158 0.179 0.188 0.199 0.211 0.238 0.242 0.241 0.258 0.263 0.282 0.276 0.272 0.291 % OF TOTAL DEPOSITS Period-end Balances

TOTAL DEPOSITS 2001 2002 2003 2004 2005 2006 Estimate Total Deposits 2.276567 2.920555 3.058142 3.457202 3.752676 4.33710542958922 Compound Growth 13.8% Cost of Deposits 3.68% 2.20% 1.23% 54 72 73 Number of Stores Period-end Balances, Billions 74 0.88% 8.6% 78 1.10% BANK OPERATIONS 15.6% 1.35% 95

GROWING FEE INCOME $6.2 Million -3% vs 4Q'05 +19% vs 1Q'05 $19.1 Million +7% vs 4Q'05 +47% vs 1Q'05 Debit Card Deposit Fees 1Q'06 FEE INCOME $26.6 Million Other $1.3 Million +17% vs 4Q'05 +32% vs 1Q'05 BANK OPERATIONS

2001 2002 2003 2004 2005 2006 Estimate Fee Income 32.368349 42.430051 63.250105 78.68041 95.02268012 115 Compound Growth 28.9% 21.0% FEE INCOME BANK OPERATIONS Dollars in Millions 20.8%

2001 2002 2003 2004 2005 2006 Estimate Total Loans 2.774238 3.37263 3.686153 4.599048 4.624772 4.91382788721949 Compound Growth 12.1% Loan to Deposit Ratio 122% 115% 121% 133% 123% Period-end Balances, Billions LOAN GROWTH BANK OPERATIONS 113% 6.3%

LOAN PORTFOLIO MIX Residential Loans44% Commercial Loans37% Consumer Loans11% Small Business Loans3% Corporate Loans.5% East 1323144 1116835 315873 98231 153588 BANKATLANTIC Residential Loans44% Commercial Loans37% Consumer Loans12% Small Business Loans5% Corporate Loans2% East 2043309 1683173 540404 241103 102066 Average Balances *Average balances for the 3 months ended 3/31/06

2001 2002 2003 2004 2005 1Q'06 NIM 0.0361 0.0352 0.0328 0.0379 0.0395 0.0411 NET INTEREST MARGIN1 BANK OPERATIONS 1The tax equivalent basis is computed using a 35% tax rate 2Adjusted to exclude loan participations sold accounted for as secured borrowings 2 2

2001 2002 2003 2004 2005 1Q'06 1Q'06 Non Performing Assets % Loans & Other Assets 1.2% 0.8% 0.4% 0.2% 0.2% 0.2% 0.2% Annualized Net Charge offs to Avg. Loans O/S 0.6% 0.6% 0.0% - 0.1% 0.0% -0.1% -0.1% Loan Loss Reserve / NPL 114.4% 235.6% 422.1% 582.2% 605.7% 686.6% 686.6% Period-end Balances, Billions ASSET QUALITY BANK OPERATIONS

BANKATLANTIC CURRENT ISSUES Stable to slowly expanding net interest margin, but lower earning assets Decision made not to grow assets in response to a flat yield curve Slower growth in low cost deposits 17% "same store" / 19% total bank growth in 1Q Large increase in new accounts in 1Q Increased marketing expenses and costs of expanded hours Our response to competitive pressures Objective to return to 30% low cost deposit growth Compliance matter settled $10 million reserve established in the 4Q of 2005

RYAN BECK & CO. CURRENT STATUS Filed S-1 for IPO of portion of Ryan Beck & Co. Presently 100% owned Purpose: To monetize portion of investment To allow Ryan Beck & Co. to grow using its currency, not in competition with BankAtlantic for capital To clarify BBX business model Timing: Probable 3Q

43 Branches 405 Financial Counselors $19 Billion in Customer Assets RYAN BECK & CO.

Wealth Management Investment Banking Capital Markets $40.4 Million +11% vs 4Q'05 +4% vs 1Q'05 $2.7 Million -48% vs 4Q'05 -74% vs 1Q'05 $15.7 Million +25% vs 4Q'05 +90% vs 1Q'05 1Q'06 TOTAL REVENUE $58.8 Million RYAN BECK & CO.

BankAtlantic Ryan Beck & Co. Parent Company Revenue: 1Q'06 $82 Million Revenue: 1Q'06 $57 Million Revenue: 1Q'06 $(1) Million Revenue: 1Q'06 $138 Million +5% vs 1Q'05 BANKATLANTIC BANCORP

BankAtlantic Ryan Beck & Co. Parent Company Operating Net Income: (1) 1Q'06 $10.4 Million Operating Net Income: (1) 1Q'06 $(1.6) Million Operating Net Income: (1) 1Q'06 $(2.1) Million Operating Net Income: (1) 1Q'06 $6.7 Million -66% vs 1Q'05 BANKATLANTIC BANCORP 1GAAP Income from Continuing Operations adjusted as shown on slide #37

Income from Continuing Operations1 (in Millions) $38.6 $70.8 $59.2 Operating Net Income2 (in Millions) $46.8 $63.6 $71.6 Return on Tangible Equity from Continuing Operations1 9.49% 20.01% 14.02% Operating return on Tangible Equity2 15.67% 17.99% 16.96% 1Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #37 2GAAP Income from Continuing Operations adjusted for the items shown on slide #37 KEY FINANCIAL HIGHLIGHTS 2003 2004 2005 BANKATLANTIC BANCORP

Income from Continuing Operations1 (in Millions) $19.9 $6.71 - 66.2% Operating Net Income2 (in Millions) $19.9 $6.7 - 66.3% Return on Tangible Equity from Continuing Operations1 20.2% 6.06% Operating return on Tangible Equity2 20.2% 6.05% 1Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #37 2GAAP Income from Continuing Operations adjusted as shown on slide #37 BANKATLANTIC BANCORP KEY FINANCIAL HIGHLIGHTS 1Q'06 vs. 1Q'05 1Q'06 1Q'05

INCOME FROM CONTINUING OPERATIONS1 2002 2003 2004 2005 1Q '05 1Q '06 Income from Continuing Ops 19.15 38.597 70.768 59.182 19.878 6.712 CONSOLIDATED 1 Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #37 Compound Growth 46% Dollars in Millions

OPERATING NET INCOME TREND1 2002 2003 2004 2005 1Q '05 1Q '06 Operating Net Income 38.799 46.75 63.615 71.591 19.878 6.704 CONSOLIDATED 36% Compound Growth 23% 1GAAP Income from Continuing Operations adjusted as shown on slide #37 Dollars in Millions 13%

EPS TREND FROM CONTINUING OPERATIONS1 2002 2003 2004 2005 1Q '05 1Q '06 EPS Trend from Continuing Operations 0.32 0.62 1.11 0.92 0.31 0.11 CONSOLIDATED Compound Growth 42% 1 Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #37

EPS TREND FROM OPERATING NET INCOME1 2002 2003 2004 2005 1Q '05 1Q '06 EPS Trend from Operating Net Income 0.63 0.75 1 1.12 0.31 0.11 CONSOLIDATED 33% Compound Growth 21% 1GAAP Income from Continuing Operations adjusted as shown on slide #37 12%

ANNUAL RETURN BBX S&P 500 2001 140.08% - 9.34% 2002 2.91% - 22.56% 2003 99.52% 24.54% 2004 35.68% 11.21% 2005 - 28.59% 5.77% 2006 YTD* 4.40% 3.90% BANKATLANTIC BANCORP *Total market returns as of 4/28/06 close

FORWARD-LOOKING INFORMATION Except for historical information contained herein, the matters discussed in these slides contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that involve substantial risks and uncertainties. When used in these slides and in any documents incorporated by reference herein, the words "anticipate," "believe," "estimate," "may," "intend," "expect" and similar expressions identify certain of such forward-looking statements. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of BankAtlantic Bancorp, Inc. ("the Company") and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company's control. These include, but are not limited to, risks and uncertainties associated with: the impact of economic, competitive and other factors affecting the Company and its operations, markets, products and services; credit risks and loan losses, and the related sufficiency of the allowance for loan losses, including the impact on the credit quality of our loans of changes in the commercial real estate market in our trade area; changes in interest rates and the effects of, and changes in, trade, monetary and fiscal policies and laws including their impact on the BankAtlantic's net interest margin; adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on our activities and the value of our assets; BankAtlantic's seven-day banking initiatives and other growth, marketing or advertising initiatives not resulting in continued growth of low cost deposits or producing results which justify their costs; the impact of periodic testing of goodwill and other intangible assets for impairment; and future compliance deficiencies occurring despite the regulatory compliance systems and procedures put in place. The results or performance derived or implied, directly or indirectly from the estimates and assumptions, are based on our beliefs and may not be accurate. Past performance, actual or estimated new account openings and growth rate may not be indicative of future results. Further, these slides contain forward-looking statements with respect to Ryan Beck & Co., which are subject to a number of risks and uncertainties including but not limited to the risks and uncertainties associated with its operations, products and services, changes in economic or regulatory policies, its ability to recruit and retain financial consultants, the volatility of the stock market and fixed income markets, as well as its revenue mix, the success of new lines of business and growth; and additional risks and uncertainties that are subject to change and may be outside of Ryan Beck's control. Moreover, these slides also contain forward- looking statements with respect to the pursuit of a financial transaction regarding the Company's investment in Ryan Beck, which are subject to a number of risks and uncertainties including but not limited to the fact that a financial transaction may not be consummated or may be consummated on terms different than those currently contemplated. In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in reports filed by the Company with the Securities and Exchange Commission. The Company cautions that the foregoing factors are not exclusive.

Total Assets $6.4 Billion Billion -3.4% Total Deposits $4.0 Billion Billion +8.7% Total Loans (Net) $4.5 Billion Billion -5.8% Income from Continuing Ops (a) $6.71 Million Million -66.2% Operating Net Income (b) $6.7 Million Million -66.3% EPS from Continuing Ops (a) $0.11 -65.8% EPS from Operating Net Income(b) $0.11 -65.8% FINANCIAL HIGHLIGHTS 1Q'06 vs 1Q'05 1Q'06 CONSOLIDATED Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #37 (b) GAAP Income from Continuing Operations adjusted for the items shown on slide #37

CONSOLIDATED RECONCILIATION OF GAAP, CONTINUING OPERATIONS AND OPERATING EARNINGS NET INCOME (GAAP) $ 50,335 $67,717 $70,768 $59,182 $19,878 $6,712 Income from disc. ops. (22,543) (29,120) Cumulative effect of a change in actg prin. 15,107 Gruntal extra. item (23,749) INCOME FROM CONTINUING OPERATIONS $19,150 $38,597 $70,768 $59,182 $19,878 $6,712 Restructuring acquisition charges 5,398 Losses/(Gains) from debt redemption 2,031 8,153 7,632 (8) Reserve for compliance deficiencies 10,000 Litigation (14,785) Securities impairment 12,220 Bank facilities impairment 2,409 OPERATING NET INCOME $38,799 $46,750 $63,615 $71,591 $19,878 $6,704 DILUTED: EPS GAAP $0.81 $1.08 $1.11 $0.92 $0.31 $0.11 DILUTED: EPS CONTINUING OPERATIONS $0.32 $0.62 $1.11 $0.92 $0.31 $0.11 DILUTED: EPS OPERATING NET INCOME $0.63 $0.75 $1.00 $1.12 $0.31 $0.11 FY 2002 FY 2003 FY 2004 FY 2005 1Q'06 1Q'05 Dollars in Thousands, except for EPS

BANK OPERATIONS 2002 2003 2004 2005 1Q'06 Deposit Cost of Funds (including impact of free funding from DDAs) 2.20% 1.23% 0.88% 1.10% 1.35% Borrowing Cost of Funds (other interest bearing liabilities) 4.35% 4.11% 3.45% 4.13% 5.14% Total Cost of Funds 2.98% 2.21% 1.59% 2.19% 2.45% FUNDING COSTS

2001 2002 2003 2004 2005 1Q'06 TOTAL ASSETS 4.4 5.1 4.8 6.4 6.471411 6.357602 LEVITT 0.2 0.3 0.4 Compound Growth 7.6% CONSOLIDATED (a) Excludes Levitt (b) Levitt's asset contribution prior to spin-off on 12/31/2003 $4.8(a) $0.4(b) TOTAL ASSETS Dollars in Billions $0.2b) $0.3(b)

Residential $2,056 45.1% -4% Commercial Real Estate 1,595 35.0% -8% Consumer 536 11.7% +7% Small Business 249 5.4% +22% Corporate 128 2.8% +40% Total Loans $4,564 100% -2% 1Q'06 Gross Outstandings % of Total 1Q'06 vs 1Q'05 Period-end Balances, Millions LOAN COMPOSITION BANK OPERATIONS